LEGG MASON
             EQUITY FUNDS
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              LEGG MASON VALUE TRUST, INC.
              LEGG MASON TOTAL RETURN TRUST, INC.
              LEGG MASON SPECIAL INVESTMENT TRUST, INC.
              LEGG MASON AMERICAN LEADING COMPANIES TRUST
              LEGG MASON BALANCED TRUST
              LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST

                                PRIMARY SHARES PROSPECTUS July 31, 1999




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                                      LEGG
                                     MASON
                                     FUNDS

                                HOW TO INVEST(SM)




             As with all mutual funds, the Securities and Exchange Commission has not passed upon the adequacy of this prospectus, nor has it approved or disapproved these securities. It is a criminal offense to state otherwise.

          TABLE OF CONTENTS


          About the funds:
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  1      Investment objectives
  9      Principal risks
 14      Performance
 19      Fees and expenses of the funds
 21      Management

          About your investment:
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  25     How to invest
  27     How to sell your shares
  28     Account policies
  29     Services for investors
  30     Distributions and taxes
  32     Financial highlights

          LEGG MASON EQUITY FUNDS
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          INVESTMENT OBJECTIVES
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          LEGG MASON VALUE TRUST, INC.


          INVESTMENT OBJECTIVE: long-term growth of capital

          PRINCIPAL INVESTMENT STRATEGIES:


          The fund invests primarily in equity securities that, in the adviser's opinion, offer the potential for capital growth. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The adviser takes a long-term approach to investing, generally characterized by long holding periods and low portfolio turnover. The fund generally invests in companies with market capitalizations greater than $5 billion, but may invest in companies of any size.

          The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

          The fund may also invest in debt securities of companies having one or more of the above characteristics. The fund may invest up to 25% of its total assets in long-term debt securities. Up to 10% of its total assets may be invested in debt securities rated below investment grade (commonly referred to as "junk bonds").


                             Legg Mason Equity Funds

          For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. The fund may not achieve its investment objective when so invested.

                       --------------------------------
          LEGG MASON TOTAL RETURN TRUST, INC.


          INVESTMENT OBJECTIVE: Capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk

          PRINCIPAL INVESTMENT STRATEGIES:


          The fund invests primarily in securities that, in the adviser's opinion, offer the potential for long-term capital growth and attractive current income. The fund invests primarily in common stocks, debt securities, and securities convertible into common stocks, but is not limited to these types of securities. The fund may invest in securities that do not pay current income but do, in the adviser's opinion, offer prospects for capital appreciation and/or future income. The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more. The fund may invest in companies of any size.

          The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer long-term attractive total returns at reasonable risk, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

                             Legg Mason Equity Funds

          The fund may invest in money market securities for temporary defensive purposes, or when cash is temporarily available. The fund may not achieve its investment objective when so invested. Consistent with the investment objective, the fund may also invest in debt securities when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities. The fund may invest in debt securities of any maturity of both foreign and domestic issuers without regard to rating, and may invest its assets in debt securities without regard to a percentage limit. The adviser currently anticipates that under normal market conditions, the fund will invest no more than 50% of its total assets in intermediate-term and long-term debt securities and no more than 5% of its total assets in debt securities not rated investment grade (commonly referred to as "junk bonds").

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          LEGG MASON SPECIAL INVESTMENT TRUST, INC.


          INVESTMENT OBJECTIVE: capital appreciation

          PRINCIPAL INVESTMENT STRATEGIES:


          The fund invests primarily in equity securities, and securities convertible into equity securities, of companies whose market capitalization are typically classified as small to mid-sized. The adviser defines small to mid-sized companies as those below the top 500 U.S. companies in terms of market capitalization. It also invests in "special situations" without regard to market capitalization. Special situations are companies undergoing unusual or possibly one-time developments that, in the opinion of the adviser, make them attractive for investment. Such developments may include actual or anticipated: sale or termination of an unprofitable part of the company's business; change in the company's management or in management's philosophy; a basic change in the industry in which the company operates; introduction of new products or technologies; or the prospect or effect of acquisition or merger activities.

          The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of


                             Legg Mason Equity Funds
          the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

          The fund also invests in debt securities of companies having one or more of the above characteristics. The fund may invest up to 35% of its net assets in debt securities rated below investment grade (commonly referred to as "junk bonds"). The fund may invest up to 20% of its total assets in securities of companies involved in actual or anticipated reorganizations or restructurings.

          The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

          For temporary defensive purposes, or when cash is temporarily available, the fund may invest without limit in investment grade, short-term debt instruments, including government, corporate and money market securities. The fund may not achieve its investment objective when so invested.

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          LEGG MASON AMERICAN LEADING COMPANIES TRUST


          INVESTMENT OBJECTIVE: long-term capital appreciation and current income consistent with prudent investment risk

          PRINCIPAL INVESTMENT STRATEGIES:


          The fund invests primarily in securities that, in the adviser's opinion, offer the potential for capital appreciation and potential for current income. Under normal circumstances, the fund will seek to achieve its objective by



                             Legg Mason Equity Funds
4
          investing at least 75% of its total assets in common stocks of Leading Companies that have market capitalizations of at least $5 billion, and at least 75% of stocks held by the fund will be dividend-paying stocks. The adviser defines a "Leading Company" as one that, in the opinion of the adviser, has attained a major market share in one or more products or services within its industry(ies) and possesses the financial strength and management talent to maintain or increase market share and profit in the future. Such companies are typically well known as leaders in their respective industries; most are found in the top half of the S&P 500.

          The adviser follows a value discipline in selecting securities, and therefore seeks to purchase securities at large discounts to the adviser's assessment of their intrinsic value. Intrinsic value, according to the adviser, is the value of the company measured, to different extents depending on the type of company, on factors such as, but not limited to, the discounted value of its projected future free cash flows, the company's ability to earn returns on capital in excess of its cost of capital, private market values of similar companies, the value of its assets, and the costs to replicate the business. Qualitative factors, such as an assessment of the company's products, competitive positioning, strategy, industry economics and dynamics, regulatory frameworks and more, are also important. Securities may be undervalued due to uncertainty arising from the availability of accurate information, economic growth and change, changes in competitive conditions, technological change, changes in government policy or geo-political dynamics, and more.

          The adviser typically sells a security when, in the adviser's assessment, the security no longer appears to offer a long-term above average risk-adjusted rate of return, when a more compelling investment opportunity is found, or when the investment basis no longer applies.

          Under normal circumstances, the fund expects to own a minimum of 35 different securities. The adviser currently anticipates that the fund will not invest more than 25% of its total assets in foreign securities.

          During periods when the adviser believes the return on certain debt securities may equal or exceed the return on equity securities, the fund may invest up to 25% of its total assets in debt securities, including government, corporate and money market securities, consistent with its investment objective. The fund may invest in debt securities of any maturity of both foreign and domestic issuers. The debt securities in which the fund may invest will be


                             Legg Mason Equity Funds
          rated at least A by Standard & Poor's or Moody's, or deemed by the adviser to be of comparable quality.

          When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments, including high-quality short-term debt securities. The fund may not achieve its investment objective when so invested.

                       --------------------------------
          LEGG MASON BALANCED TRUST


          INVESTMENT OBJECTIVE: long-term capital appreciation and current income in order to achieve an attractive total investment return consistent with reasonable risk

          PRINCIPAL INVESTMENT STRATEGIES:


          Under normal conditions, the fund invests up to 75% of its assets in equity securities. The adviser emphasizes dividend-paying equity securities that, in the opinion of the adviser, offer the potential for long-term growth and common stocks or securities convertible into common stocks that do not pay current dividends but offer prospects for capital appreciation and future income. Stocks are selected based on value-oriented selection criteria, taking into consideration adequate portfolio diversification -- by sector and by industry, as well as by equity characteristics.

          The fund invests at least 25% of its assets in fixed income securities, including, without limitation, preferred stocks, bonds, debentures, municipal obligations, and mortgage-related securities; certificates of deposit; Treasury bills, notes, bonds and other obligations of the U.S. Government, its agencies and instrumentalities; high-quality commercial paper and other money market instruments; and repurchase agreements. The fund may invest in securities of any maturity, but, under normal circumstances, expects to maintain its portfolio of fixed income securities so as to have an average dollar-weighted maturity of between four and five years. No more than 5% of the fund's total assets will be invested in fixed income or convertible securities not rated at least BBB or Baa at the time of purchase, or comparable unrated securities.

                             Legg Mason Equity Funds

          Fixed income security selection is based upon identifying those fixed income securities that the adviser deems to be undervalued, taking into consideration sector analysis, yield curve analysis and credit analysis. Absent the ability to find undervalued securities outside the Treasury sector, the adviser will hold Treasury securities. The adviser avoids making interest rate forecasts and, accordingly, the fund's fixed income portfolio maintains a duration that is similar to that of the fund's benchmark.

          The fund is managed as a balanced fund. This approach attempts to "balance" the potential for growth and greater volatility of stocks with the historically stable income and more moderate average price fluctuations of fixed income securities. The proportion of the fund's assets invested in each type of security will vary from time to time in accordance with the adviser's assessment of investment opportunities. It is currently anticipated that the fund will invest an average of 60% of its total assets in common stocks and preferred stocks and the remaining 40% in various fixed income securities. These percentages may vary in attempting to increase returns or reduce risk.

          The adviser typically sells a stock when, in the adviser's assessment, the gap between market price and intrinsic value is narrowed by reason of higher market prices or downward reassessment of intrinsic value by the adviser.

          The adviser typically sells a fixed income security when one of the following criteria is met: (1) a security reaches fair value and is no longer deemed to be undervalued based upon the adviser's analysis; (2) the adviser continues to find value in a particular sector but has identified a security in that sector that appears to offer more attractive valuation characteristics; or (3) a change in fundamentals has occurred that alters the adviser's view of the prospects for that particular security or sector.

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          LEGG MASON U.S. SMALL-CAPITALIZATION VALUE TRUST


          INVESTMENT OBJECTIVE: long-term capital appreciation

          PRINCIPAL INVESTMENT STRATEGIES:


          The fund invests at least 65% of its assets in domestic equity securities of small-capitalization value companies. The adviser regards small-capitalization companies as those whose market capitalizations at the time of investment


                             Legg Mason Equity Funds
          range between $10 million and the median of the NYSE market capitalizations, currently about $1 billion. Value companies are those in the lower quartile of price/earnings valuation.

          The adviser's security selection process starts with a universe of small-capitalization value companies. From this universe, the adviser follows a disciplined security exclusion process focusing on eliminating companies with characteristics that the adviser has found to detract from long-term portfolio returns.

          First, the adviser adjusts stated earnings for any unusual and non-recurring gains or losses to reach true operating earnings and eliminates companies which no longer meet the adviser's low price/earnings criteria. Second, the adviser eliminates companies that have pre-announced earnings declines. Third, the adviser excludes companies which have experienced excessive price appreciation over and above the market. Fourth, the adviser reviews company-specific fundamentals to eliminate stocks that the adviser regards as having minimal potential to increase in value or that the adviser believes have substantial risk of decline.

          Portfolios are constructed from the companies that have passed through the adviser's stock exclusion process. Positions are purchased with attention to low cost transactions.

          The adviser sells companies when the adviser believes they are no longer valuable, no longer small-cap or if the fundamentals deteriorate.

          When cash is temporarily available, or for temporary defensive purposes, the fund may invest without limit in repurchase agreements and money market instruments. The fund may not achieve its investment objective when so invested. The adviser does not currently intend to invest in foreign securities.

                             Legg Mason Equity Funds

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          PRINCIPAL RISKS
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          IN GENERAL -


          Investors could lose money by investing in the funds. There is no assurance that a fund will meet its investment objective. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds.

          MARKET RISK -


          Prices of equity securities generally fluctuate more than those of other securities. A fund may experience a substantial or complete loss on an individual stock. Market risk, the risk that stock prices will go down, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

          VALUE STYLE RISK -


          The value approach to investing involves the risk that those stocks may remain undervalued. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, while the market concentrates on "growth" stocks.

          Value funds often concentrate much of their investments in certain industries, and thus will be more susceptible to factors adversely affecting issuers within that industry than would a more diversified portfolio of securities.

          SMALL AND MID-SIZED COMPANY STOCKS - SPECIAL INVESTMENT TRUST AND SMALL-CAP VALUE TRUST


          Investing in the securities of smaller companies involves special risks. Among other things, the prices of securities of small and mid-sized companies generally are more volatile than those of larger companies; the securities of small companies generally are less liquid; and smaller companies generally are more likely to be adversely affected by poor economic or market conditions.


                             Legg Mason Equity Funds

          It is anticipated that some of the portfolio securities of either Special Investment Trust or Small-Cap Value Trust may not be widely traded, and that a fund's position in such securities may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a fund to dispose of such securities quickly at prevailing market prices.

          Investments in securities of companies with small market capitalizations are generally considered to offer greater opportunity for appreciation but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt fluctuations in market price than larger, more established companies. Small companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. In addition to exhibiting greater volatility, small cap stocks may, to a degree, fluctuate independently of larger cap stocks, i.e., small cap stocks may decline in price as the prices of large cap stocks rise or vice versa.

          COMPANY RISK - SPECIAL INVESTMENT TRUST


          Special Investment Trust invests in special situations, which are companies undergoing unusual or possibly one-time developments. These investments may involve greater risks of loss than investments in securities of larger, well-established companies with a history of consistent operating patterns. There is always a risk that the adviser will not properly assess the potential for an issuer's future growth, or that an issuer will not realize that potential.

          Investments in securities of companies being reorganized involve special risks, including difficulty in obtaining information as to the financial condition of such issuers and the fact that the market prices of such securities are subject to above-average price volatility.

          FOREIGN SECURITIES RISK - ALL FUNDS EXCEPT SMALL CAP VALUE TRUST


          Investment in foreign securities presents certain risks, including those resulting from fluctuations in currency exchange rates, political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. These risks are intensified when investing in

                             Legg Mason Equity Funds
          countries with developing economies and securities markets, also known as "emerging markets." Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of comparable domestic issuers. In addition, with respect to certain foreign countries, there is the possibility of expropriation, confiscatory taxation, withholding taxes and limitations on the use or removal of funds or other assets.

          INVESTMENT MODELS -


          The proprietary models used by each adviser to evaluate securities or securities markets are based on the adviser's understanding of the interplay of market factors and do not assure successful investment. The markets, or the prices of individual securities, may be affected by factors not foreseen in developing the models.

          INTEREST RATE AND CREDIT RISK OF DEBT SECURITIES -


          The market prices of debt securities generally decline when market interest rates increase, and increase when market interest rates decline. Generally, the longer the maturity of a fixed income security, the greater is the effect on its value when rates change.

          Debt securities are also subject to credit risk, i.e., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which each fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

          Debt securities rated Baa/BBB or better, and unrated securities considered by a fund's adviser to be of equivalent quality, are considered investment grade. Moody's considers debt securities rated Baa to have speculative characteristics. Debt securities rated below Baa/BBB are deemed by the ratings agencies to be speculative and may involve major risk or exposure to adverse conditions. Those in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade debt securities.


                             Legg Mason Equity Funds

          Securities rated below Baa/BBB are subject to greater fluctuations in value and risk of loss of income and principal due to default by the issuer, than are higher rated securities. These securities may be less liquid than higher-rated securities, which means a fund may have difficulty selling them at times, and may have to apply a greater degree of judgment in establishing a price.

          CALL RISK -


          Many fixed income securities, especially those issued at high interest rates, provide that the issuer may repay them early. Issuers often exercise this right when interest rates are low. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed income securities experience when rates decline. Furthermore, the funds may reinvest the proceeds of the payoff at current yields, which are lower than those paid by the security that was paid off.

          SPECIAL RISKS OF MORTGAGE-BACKED SECURITIES - BALANCED TRUST


          Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. The effect on the fund's return is similar to that discussed above for call risk. When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancing slows, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage securities is usually more pronounced than it is for other types of fixed income securities.

          CONVERTIBLE SECURITIES -


          A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

          The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do

                             Legg Mason Equity Funds
          not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

          U.S. GOVERNMENT SECURITIES -


          U.S. Government securities include direct obligations of the U.S. Treasury and obligations issued by U.S. Government agencies and instrumentalities, including securities that are supported by: (1) the full faith and credit of the United States; (2) the right of the issuer to borrow from the U.S. Treasury; (3) the discretionary authority of the U.S. Treasury to lend to the issuer; and (4) solely the creditworthiness of the issuer. There is at least some possibility that Government securities not backed by the U.S. Treasury will default. Neither the U.S. Government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue. Therefore, the market value of such securities can be expected to fluctuate in response to changes in interest rates.

          YEAR 2000 -


          Like other mutual funds (and most organizations around the world), the funds could be adversely affected by computer problems related to the year 2000. These could interfere with operations of the funds, their advisers, distributors and other outside service providers and could impact companies in which the funds invest.

          While no one knows if these problems will have any impact on the funds or on financial markets in general, the adviser and its affiliates and the other service providers to the funds have reported that they are taking steps to help protect fund investors. These include efforts to determine that the problem will not directly affect the systems used by major service providers.

          Whether these steps will be effective can only be known for certain in the year 2000.


                             Legg Mason Equity Funds

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          PERFORMANCE
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Each fund has two authorized classes of shares: Primary class shares and Navigator class shares. Each class is subject to different expenses. The information below provides an indication of the risks of investing in Primary shares of Value Trust, Total Return Trust, Special Investment Trust, American Leading Companies Trust, and Balanced Trust by showing changes in their performance from year to year. Performance information is not provided for Small-Cap Value Trust because as of December 31, 1998 the fund had not been in operation for a full year. Annual returns assume reinvestment of dividends and other distributions. Historical performance of a fund does not necessarily indicate what will happen in the future.

          VALUE TRUST -- PRIMARY SHARES

         Year by year total return as of December 31 of each year (%)*

[BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
-----------------------------------------------------------------------------------------------
20.19   (16.95)     34.73     11.44     11.26     1.39      40.76     38.43     37.05     48.04

          *The fund's year-to-date total return as of June 30, 1999 is 18.00%.


            During the ten calendar years ending December 31, 1998:


                            Quarter Ended         Total Return
--------------------- ----------------------- --------------------
  Best quarter:           December 31, 1998         +35.86%
  Worst quarter:         September 30, 1998         -21.28%

          In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index, a broad-based unmanaged index of common stocks, commonly used to measure general stock market activity.


                        1 Year         5 Years        10 Years      Life of Class
--------------------- ------------   ------------   ------------   --------------------
  Value Trust --
  Primary Shares        +48.04%        +32.01%        +20.92%       +21.38%(a)
  S&P 500 Index         +28.58%        +24.06%        +19.21%       +18.94%(b)

          (a) April 16, 1982 (commencement of operations) to December 31, 1998.
          (b) April 30, 1982 to December 31, 1998.


                             Legg Mason Equity Funds

          TOTAL RETURN TRUST -- PRIMARY SHARES

[BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
-----------------------------------------------------------------------------------------------
16.37   (16.82)     40.48     14.32     14.08    (7.12)     30.36     31.14     37.50    (0.39)

         YEAR BY YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (%)*

          *The fund's year-to-date total return as of June 30, 1999 is 8.06%.


            During the ten calendar years ending December 31, 1998:


                            Quarter Ended         Total Return
--------------------- ----------------------- --------------------
  Best quarter:           March 31, 1991            +14.35%
  Worst quarter:         September 30, 1990         -18.90%

          In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.

                               1 Year        5 Years        10 Years      Life of Class
---------------------------- -----------   ------------   ------------   --------------------
  Total Return Trust --
  Primary Shares                 -0.39%      +16.81%        +14.45%       +12.02%(a)
  S&P 500 Index                +28.58%       +24.06%        +19.21%       +18.12%(b)

          (a) November 21, 1985 (commencement of operations) to December 31,
          1998.

          (b) November 30, 1985 to December 31, 1998.

                             Legg Mason Equity Funds

          SPECIAL INVESTMENT TRUST -- PRIMARY SHARES


         Year by year total return as of December 31 of each year (%)* [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

1989      1990      1991      1992      1993      1994      1995      1996      1997      1998
-----------------------------------------------------------------------------------------------
32.08     0.52      38.44     15.36     24.13   (13.07)     22.50     28.85     22.12     23.31



          *The fund's year-to-date total return as of June 30, 1999 is 14.14%.


            During the ten calendar years ending December 31, 1998:



                            Quarter Ended         Total Return
--------------------- ----------------------- --------------------
  Best quarter:           December 31, 1998         +40.13%
  Worst quarter:         September 30, 1998         -20.49%

          In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.



                           1 Year         5 Years        10 Years      Life of Class
------------------------ ------------   ------------   ------------   --------------------
  Special Investment
  Trust -- Primary
  Shares                   +23.31%        +15.58%        +18.52%       +15.18%(a)
  S&P 500 Index            +28.58%        +24.06%        +19.21%       +17.76%(b)

          (a) December 30, 1985 (commencement of operations) to December 31,
          1998.

          (b) December 31, 1985 to December 31, 1998.


                             Legg Mason Equity Funds

          AMERICAN LEADING COMPANIES TRUST -- PRIMARY SHARES


         Year by year total return as of December 31 of each year (%)* [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

  1994      1995      1996      1997      1998
-----------------------------------------------
(4.19)      22.94     28.36     23.75     21.33



          *The fund's year-to-date total return as of June 30, 1999 is 14.00%.


           During the five calendar years ending December 31, 1998:

                            Quarter Ended        Total Return
--------------------- ---------------------- --------------------
  Best quarter:          December 31, 1996         +12.47%
  Worst quarter:         December 31, 1994          -4.11%

          In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.



                           1 Year         5 Years       Life of Class
------------------------ ------------   ------------   --------------------
  American Leading
  Companies Trust --
  Primary Shares           +21.33%        +17.82%       +16.79%(a)
  S&P 500 Index            +28.58%        +24.06%       +22.78%(b)

          (a) September 1, 1993 (commencement of operations) to December 31,
          1998.

          (b) September 30, 1993 to December 31, 1998.

                             Legg Mason Equity Funds

          BALANCED TRUST -- PRIMARY SHARES


         Year by year total return as of December 31 of each year (%)* [BAR GRAPH APPEARS HERE WITH THE FOLLOWING PLOT POINTS]

                                   1997    1998
                                ----------------
                                  18.71    5.60


          *The fund's year-to-date total return as of June 30, 1999 is 0.59%.


            During the two calendar years ending December 31, 1998:



                            Quarter Ended         Total Return
--------------------- ----------------------- --------------------
  Best quarter:           December 31, 1998         +9.00%
  Worst quarter:         September 30, 1998         -7.07%

          In the following table, average annual total returns as of December 31, 1998 are compared with the S&P 500 Index.

                              1 Year          Life of Class
------------------------ --------------   -----------------------
  Balanced Trust --
  Primary Shares               +5.60%         +12.42%(a)
  S&P 500 Index               +28.58%         +31.69%(b)

          (a) October 1, 1996 (commencement of operations) to December 31, 1998.

          (b) September 30, 1996 to December 31, 1998.



                             Legg Mason Equity Funds

[GRAPHIC]
FEES AND EXPENSES OF THE FUNDS
     --------------------------------------------------------------------------

          The table below describes the fees and expenses you will incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets. Other expenses include transfer agency, custody, professional and registration fees. The funds have no initial sales charge but are subject to 12b-1 fees.

          The fees shown are current fees, and the expenses shown are based on expenses for the fiscal year ended March 31, 1999. The fees and expenses are calculated as a percentage of average net assets.



                         Annual Fund Operating Expenses
                  (expenses that are deducted from fund assets)
--------------------------------------------------------------------------------------------------------------------
                                                                        American
                                              Total      Special        Leading                     Small-Cap
                                  Value      Return     Investment     Companies      Balanced        Value
                                  Trust       Trust       Trust          Trust         Trust          Trust
--------------------------------- -----       -----       -----          -----         -----         -----
  Management fees (a)              0.67%       0.75%       0.73%          0.75%         0.75%         0.85%
  Distribution and
  Service (12b-1) fees             0.95%       1.00%       1.00%          1.00%         0.75%         1.00%
  Other expenses                   0.07%       0.12%       0.11%          0.18%         0.40%         0.53%
--------------------------------- -----       -----       -----          -----         -----         -----
  Total Annual Fund
  Operating Expenses (a)           1.69%       1.87%       1.84%          1.93%         1.90%         2.38%

          (a) The manager has a voluntary agreement to waive fees so that Primary Share expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) do not exceed the following annual rates of average daily net assets: for Total Return Trust and American Leading Companies Trust, 1.95% indefinitely; for Balanced Trust, 1.85% until July 31, 2000; and for Small-Cap Value Trust, 2.00% until July 31, 2000. These agreements are voluntary and may be terminated by Legg Mason Fund Adviser at any time. With these waivers, management fees and total annual fund operating expenses were 0.70% and 1.85% for Balanced Trust and 0.47% and 2.00% for Small-Cap Value Trust. During the fiscal year ended March 31, 1999, no fee waivers were necessary for Total Return Trust or American Leading Companies Trust.


                             Legg Mason Equity Funds

          ---------------------------------------------------------------------

          Example:


          This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs may be higher or lower, you would pay the following expenses on a $10,000 investment in the fund, assuming (1) a 5% return each year,
          (2) the fund's operating expenses remain the same as shown in the table above, and (3) you redeem all of your shares at the end of the time periods shown. Actual returns may be higher or lower than 5% per year.



                                  1 Year     3 Years     5 Years    10 Years
------------------------------- ---------- ----------- ----------- ----------
  Value Trust                   $  172     $  533      $    918    $  1,998
  Total Return Trust            $  190     $  588      $  1,011    $  2,190
  Special Investment Trus   t   $  187     $  579      $    995    $  2,159
  American Leading
  Companies Trust               $  196     $  606      $  1,042    $  2,254
  Balanced Trust                $  193     $  597      $  1,026    $  2,222
  Small-Cap Value Trust         $  241     $  742      $  1,270    $  2,716


20
   Legg Mason Equity Funds

[GRAPHIC]
          MANAGEMENT
     --------------------------------------------------------------------------

          Management and Advisers:


          Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the investment adviser for Value Trust, Total Return Trust, Special Investment Trust and American Leading Companies Trust. The adviser is responsible for making investment decisions and placing orders to buy or sell a particular security. The adviser has delegated investment advisory functions for Balanced Trust and Small-Cap Value Trust to separate advisers as described below.

          The adviser is also obligated to provide each fund with investment management and administrative services and to oversee the funds' relationships with outside service providers, such as the custodian, transfer agent, accountants, and lawyers.

          For its services during the fiscal year ended March 31, 1999, each fund paid the adviser a percentage of its average daily net assets (net of any fee waivers) as follows:



  Value Trust                         0.67%
  Total Return Trust                  0.75%
  Special Investment Trust            0.73%
  American Leading
  Companies Trust                     0.75%
  Balanced Trust                      0.70%
  Small-Cap Value Trust               0.47%

          The adviser acts as manager or adviser to private accounts and investment company portfolios with aggregate assets of over $19 billion as of June 30, 1999.

          LMFA has entered into investment advisory agreements with Bartlett & Co. ("Bartlett") and Brandywine Asset Management, Inc. ("Brandywine") to provide investment advisory services to Balanced Trust and Small-Cap Value Trust, respectively.


                             Legg Mason Equity Funds

          Bartlett, 36 East Fourth Street, Cincinnati, Ohio 45202, is responsible for the actual investment management of Balanced Trust, which includes making investment decisions and placing orders to buy or sell particular securities. LMFA pays Bartlett a monthly fee of 66 2/3% of the fee it receives from Balanced Trust. Fees paid to Bartlett are net of any waivers. Bartlett provides investment advice to individuals, corporations, pension and profit sharing plans, trust accounts and mutual funds. Aggregate assets under management of Bartlett were approximately $3.0 billion as of June 30, 1999.

          Brandywine, 201 North Walnut Street, Wilmington, Delaware 19801, is responsible for the actual investment management of Small-Cap Value Trust, which includes making investment decisions and placing orders to buy or sell particular securities. LMFA pays Brandywine a monthly fee of 58.8% of the fee it receives from Small-Cap Value Trust, or 0.50% of Small-Cap Value Trust's average daily net assets. Fees paid to Brandywine are net of any waivers. Brandywine acts as adviser or sub-adviser to individuals, public funds, corporations, pension and profit sharing plans, Taft-Hartley Plans, endowments and foundations, as well as to three investment company portfolios.

          Portfolio Management:


          William H. Miller, III, President of LMFA, has had primary responsibility for the day-to-day management of Value Trust since 1990. From Value Trust's inception, in 1982, to November 1990, Mr. Miller co-managed that fund. Mr. Miller has also been primarily responsible for the day-to-day management of Special Investment Trust since its inception in 1985. Lisa O. Rapuano is assistant portfolio manager of Special Investment Trust. Mrs. Rapuano has been the analyst responsible for the technology, media and telecommunication sectors, as well as for some special situations outside these sectors, since joining LMFA in September 1994. From July 1991 to September 1994 she was an analyst at Franklin Street Partners, a money management firm.

          Nancy T. Dennin, Senior Vice President of LMFA, has primary responsibility for the day-to-day management of Total Return Trust. Prior to April 1, 1997, Mrs. Dennin and Mr. Miller co-managed the fund for slightly over six years. Mrs. Dennin has been employed at LMFA since 1985.

          David E. Nelson, Senior Vice President of LMFA, has had primary responsibility for the day-to-day management of American Leading Companies Trust since March 9, 1998. Mr. Nelson was employed at Investment Counselors of


22
   Legg Mason Equity Funds

          Maryland from 1989-1998, where he was the portfolio manager for the UAM ICM Equity Portfolio from its inception on October 1, 1993 until 1998.


          Dale H. Rabiner, CFA and Woodrow H. Uible, CFA jointly manage Balanced Trust. Both are senior portfolio managers of Bartlett. Mr. Rabiner has been employed by Bartlett since 1983 and has served since then as Managing Director of its Fixed Income Group. Mr. Uible has been employed by Bartlett since 1980, and has been a senior portfolio manager for over five years. He chairs Bartlett's Equity Investment Group, and is responsible for Bartlett's equity investment processes. Mr. Uible is a member of Bartlett's Management Committee, and Mr. Rabiner and Mr. Uible are members of Bartlett's Investment Policy Committee.


          Henry F. Otto and Steven M. Tonkovich jointly manage Small-Cap Value Trust. Both are Managing Directors of Brandywine. Mr. Otto has been employed at Brandywine since 1987, and has served as a senior portfolio manager for over five years. Mr. Tonkovich has been employed at Brandywine since 1989. He has been a senior portfolio manager and analyst for the past three years; prior thereto, he served as a portfolio manager.


          Distributor of each fund's shares:


          Legg Mason Wood Walker, Incorporated, 100 Light Street, Baltimore, Maryland 21202, is the distributor of each fund's shares. Each fund has adopted a plan that allows it to pay distribution fees and shareholder service fees for the sale of its shares and for services provided to shareholders. Under each plan, a fund may pay the distributor an annual distribution fee equal to 0.75% of the fund's average daily net assets (0.70% for Value Trust and 0.50% for Balanced Trust) and an annual service fee equal to 0.25% of its average daily net assets attributable to Primary Shares.


          Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


                             Legg Mason Equity Funds

          The distributor may enter into agreements with other brokers to sell Primary Shares of each fund. The distributor pays these brokers up to 90% of the distribution and service fee that it receives from a fund for those sales.

          The advisers and distributor are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.


24
   Legg Mason Equity Funds

[GRAPHIC]
          HOW TO INVEST
    --------------------------------------------------------------------------

  To open a regular account or a retirement account with one or more of the funds, contact a Legg Mason financial advisor or other entity that has entered into an agreement with the funds' distributor to sell shares of the Legg Mason family of funds. A Legg Mason financial advisor will explain the shareholder services available from the funds and answer any questions you may have. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100, except as noted below.

  Retirement accounts include traditional IRAs, spousal IRAs, education IRAs, Roth IRAs, simplified employee pension plans, savings incentive match plans for employees and other qualified retirement plans. Contact your Legg Mason financial advisor or other entity offering the funds to discuss which one might be appropriate for you.



    Once your account is open, you may use the following methods to add to your account:
------------------------------------------------------------------------------------------------------------------
    In Person          Give your financial advisor a check for $100 or more payable to the fund
--------------------- -------------------------------------------------------------------------------------------
    Mail               Mail your check, payable to the fund, for $100 or more to your financial advisor
--------------------- -------------------------------------------------------------------------------------------
    Telephone or       Call your financial advisor to transfer available cash balances in your brokerage account
    Wire               or to transfer money from your bank directly to Legg Mason. Wire transfers may be subject to a service charge by your bank.
---------------------  -------------------------------------------------------------------------------------------
    Future First       Contact your Legg Mason financial advisor to enroll in Legg Mason's Future First Systematic
    Systematic         Investment Plan. Under this plan, you may arrange for automatic monthly
    Investment Plan    investments in a fund of $50 or more. The fund's transfer agent will transfer funds monthly from your Legg Mason account or from your checking account to purchase shares of that fund.
---------------------  ------------------------------------------------------------------------------------------
    Automatic          Arrangements may be made with some employers and financial institutions for regular
    Investments        automatic monthly investments of $50 or more in shares of a fund. You may also reinvest dividends from certain unit investment trusts in shares of a fund.
---------------------  ------------------------------------------------------------------------------------------


  Call your financial advisor or another entity offering the funds for sale with any questions regarding the investment options above.

  Certain investment methods may be subject to lower minimum initial and additional investments.

  Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.


                             Legg Mason Equity Funds

  Purchase orders received by your financial advisor or the entity offering the funds before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) will be processed at the fund's net asset value as of the close of the exchange on that day. Orders received after the close of the exchange will be processed at the fund's net asset value as of the close of the exchange on the next day the exchange is open. Payment must be made within three business days to Legg Mason.

  Navigator Shares are offered through a separate prospectus only to certain investors.

26
   Legg Mason Equity Funds

[GRAPHIC]
          HOW TO SELL YOUR SHARES
    --------------------------------------------------------------------------

          Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions imposed by those entities. You should consult their program literature for further information.


  Any of the following methods may be used to sell your shares:
  Telephone   Call your Legg Mason financial advisor or entity offering the fund and request a redemption. Please have the following information ready when you call: the name of the fund, the number of shares
              (or dollar amount) to be redeemed and your shareholder account number.
              Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $18. Be sure that your financial advisor has your bank account information on file.
              The funds will follow reasonable procedures to ensure the
              validity of any telephone redemption request, such as requesting identifying information from callers or employing identification numbers. Unless you specify that you do not wish to have telephone redemption privileges, you may be held responsible for any fraudulent telephone order.
  Mail        Send a letter to the fund requesting redemption of your shares.
              The letter should be signed by all of the owners of the account and their signatures guaranteed without qualification. You may obtain a signature guarantee from most banks or securities dealers.

          Your order will be processed promptly and you will generally receive the proceeds within a week. Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason financial advisor or another entity.

          Payment of the proceeds of redemptions of shares that were recently purchased by check or acquired through reinvestment of dividends on such shares may be delayed for up to 10 days from the purchase date in order to allow for the check to clear.

          Each fund has reserved the right under certain conditions to redeem its shares in kind by distributing portfolio securities.

          Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.


                             Legg Mason Equity Funds

[GRAPHIC]
          ACCOUNT POLICIES
    --------------------------------------------------------------------------

          Calculation of Net Asset Value:


          Net asset value per Primary Share is determined daily as of the close of regular trading on the New York Stock Exchange, on every day the exchange is open. To calculate each fund's Primary Share price, the fund's assets attributable to Primary Shares are valued and totaled, liabilities attributable to Primary Shares are subtracted, and the resulting net assets are divided by the number of Primary Shares outstanding. Each fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors.

          Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by the adviser to be the primary market. Securities with remaining maturities of 60 days or less are valued at amortized cost. The fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

          Other:


          Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason.

          If your account falls below $500, the fund may ask you to increase your balance. If, after 60 days, your account is still below $500, the fund may close your account and send you the proceeds. A fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value per share.

          Each fund reserves the right to:
                 - reject any order for shares or suspend the offering of
                   shares for a period of time
                 - change its minimum investment amounts
                 - delay sending out redemption proceeds for up to seven days.
                   This generally applies only in cases of very large redemptions, excessive trading or during unusual market conditions. The funds may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the SEC.


28
   Legg Mason Equity Funds

[GRAPHIC]
          SERVICES FOR INVESTORS
    --------------------------------------------------------------------------

          For further information regarding any of the services below, please contact your financial advisor or other entity offering the funds for sale.

          Confirmations and Account Statements:

          You will receive from Legg Mason a confirmation after each transaction involving Primary Shares (except a reinvestment of dividends or capital gain distributions and purchases made through the Future First Systematic Investment Plan or through automatic investments). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. Legg Mason will send you statements quarterly if there has been no activity in your account, if you participate in the Future First Systematic Investment Plan or if you purchase shares through automatic investments.

          Systematic Withdrawal Plan:

          If you are purchasing or already own shares with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. If you are making withdrawals from a fund pursuant to the systematic withdrawal plan, then you should not purchase shares of that fund.

          Exchange Privilege:

          Primary fund shares may be exchanged for Primary Shares of any of the other Legg Mason funds, provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by phone. Be sure to read the current prospectus for any fund into which you are exchanging.

          There is currently no fee for exchanges; however, you may be subject to a sales charge when exchanging into a fund that has one. In addition, an exchange of a fund's shares will be treated as a sale of the shares and any gain on the transaction may be subject to tax.

          Each fund reserves the right to:
                 - terminate or limit the exchange privilege of any shareholder who makes more than four exchanges from the fund in one calendar year
                 - terminate or modify the exchange privilege after 60 days'
                   written notice to shareholders


                             Legg Mason Equity Funds

[GRAPHIC]
          DISTRIBUTIONS AND TAXES
    --------------------------------------------------------------------------

          Each fund declares dividends to holders of Primary Shares out of its investment company taxable income (which generally consists of net investment income, any net short-term capital gain and any net gains from certain foreign currency transactions) attributable to those shares. Value Trust, Total Return Trust and Balanced Trust declare and pay dividends from net investment income quarterly; they pay dividends from any net short-term capital gains and foreign currency gains annually. Special Investment Trust, American Leading Companies Trust and Small-Cap Value Trust declare and pay dividends from investment company taxable income following the end of each taxable year.

          Distributions of substantially all of each fund's net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally declared and paid after the end of the taxable year in which the gain is realized.

          A second distribution may be necessary in some years to avoid imposition of a federal excise tax.

          Your dividends and other distributions will be automatically reinvested in additional Primary Shares of the distributing fund. If you wish to begin receiving dividends and/or other distributions in cash, you must notify the distributing fund at least 10 days before the next dividend and/or other distribution is to be paid.

          If the postal or other delivery service is unable to deliver your check, your distribution option will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

          Fund dividends and other distributions are taxable to most investors (other than retirement plans and other tax-exempt investors) whether received in cash or reinvested in additional shares of the fund. Dividends from investment company taxable income are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares.


30
   Legg Mason Equity Funds

          The sale or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

          A tax statement is sent to you at the end of each year detailing the tax status of your distributions.

          Each fund will withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number or who are otherwise subject to backup withholding. Each fund will also withhold 31% of all dividends and capital gain distributions payable to such shareholders who are otherwise subject to backup withholding.

          Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.


                             Legg Mason Equity Funds

[GRAPHIC]
          FINANCIAL HIGHLIGHTS
    --------------------------------------------------------------------------

          The financial highlights table is intended to help you understand each fund's financial performance for the past five years or since its inception. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. Certain information reflects financial results of a single fund share. For Value Trust, Total Return Trust and Special Investment Trust, this information has been audited by their independent accountants, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. For American Leading Companies Trust, Balanced Trust and Small-Cap Value Trust, this information has been audited by their independent auditors, Ernst & Young LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information and is included in the annual report for these funds. The annual reports are available upon request by calling toll-free 1-800-822-5544.


32
   Legg Mason Equity Funds

                                                           Investment Operations
                                     ----------------------------------------------------------
                                            Net           Net Realized &
 For the             Net Asset            Investment    Unrealized Gain       Total From
 Years Ended         Value,               Income         (Loss) On            Investment
 Mar. 31,      Beginning of Year          (Loss)         Investments          Operations
-------------- --------------------- --------------      ---------            ---------
 Value Trust -- Primary Shares
 1999          $   50.10               $       (.18)     $   24.58           $    24.40
 1998              34.11                       (.02)         18.37                18.35
 1997              26.99                        .13           8.68                 8.81
 1996              20.21                        .19           8.00                 8.19
 1995              18.50                        .10           1.70                 1.80
-----          ----------            --------------      ----------           ----------
 Special Investment Trust -- Primary Shares
 1999          $   36.02               $       (.32)     $    5.78           $     5.46
 1998              26.55                       (.31)         11.28                10.97
 1997              25.09                       (.23)          3.10                 2.87
 1996              19.96                         --           5.60                 5.60
 1995              21.56                       (.06)         (1.31)               (1.37)
-----          ----------            --------------      ----------           ----------
 Total Return Trust -- Primary
Shares
 1999          $   24.63               $        .38      $   (2.35)          $    (1.97)
 1998              19.39                        .44           7.23                 7.67
 1997              16.45                        .46           3.47                 3.93
 1996              12.79                        .48           3.69                 4.17
 1995              13.54                        .33           (.19)                 .14
-----          ----------            --------------      ----------           ----------
 American Leading Companies Trust -- Primary Shares
 1999          $   17.78               $       (.06)     $    3.38           $     3.32
 1998              14.74                       (.04)(a)       4.93                 4.89
 1997              12.23                        .01 (a)       3.00                 3.01
 1996              10.18                        .07 (a)       2.08                 2.15
 1995               9.69                        .12 (a)        .48                  .60
-----          ----------            --------------      ----------           ----------
 Balanced Trust -- Primary Shares
 1999          $   12.62               $        .22 (b)   $   (.56)          $     (.34)
 1998              10.16                        .21 (b)       2.58                 2.79
 1997 (d)          10.00                        .09 (b)        .11                  .20
-----          ----------            --------------      ----------           ----------
 U.S. Small-Cap Value Trust -- Primary Shares
 1999 (e)      $   10.00              $        (.02)(c)  $   (2.17)          $    (2.19)

                             Legg Mason Equity Funds

                                   Distributions
                                   --------------
                                From Net
 For the          From Net    Realized                        Net Asset
 Years Ended    Investment     Gain on           Total        Value,
 Mar. 31,         Income      Investments   Distributions   End of Year
-------------- ---------     ---------      --------       ----------------
 Value Trust -- Primary
Shares
 1999          $      --     $   (1.41)   $  (1.41)         $   73.09
 1998               (.04)        (2.32)      (2.36)             50.10
 1997               (.16)        (1.53)      (1.69)             34.11
 1996               (.17)        (1.24)      (1.41)             26.99
 1995               (.05)         (.04)       (.09)             20.21
-----          ---------     ---------    ---------         ---------
 Special Investment Trust -- Primary
Shares
 1999          $      --     $   (2.66)   $  (2.66)         $   38.82
 1998                 --         (1.50)      (1.50)             36.02
 1997                 --         (1.41)      (1.41)             26.55
 1996                 --          (.47)       (.47)             25.09
 1995                 --          (.23)       (.23)             19.96
-----          ---------     ---------    ---------          --------
 Total Return Trust --
Primary Shares
 1999          $    (.38)   $    (1.20)   $  (1.58)         $   21.08
 1998               (.40)        (2.03)      (2.43)             24.63
 1997               (.43)         (.56)       (.99)             19.39
 1996               (.51)           --        (.51)             16.45
 1995               (.29)         (.60)       (.89)             12.79
-----          ---------     ---------    ---------          --------
 American Leading Companies Trust --
Primary Shares
 1999          $      --     $    (.72)   $    (.72)         $   20.38
 1998                 --         (1.85)       (1.85)             17.78
 1997               (.02)         (.48)        (.50)             14.74
 1996               (.10)           --         (.10)             12.23
 1995               (.11)           --         (.11)             10.18
-----          ---------     ---------     ---------         ---------
 Balanced Trust -- Primary
Shares
 1999          $   (0.19)   $     (.11)   $    (.30)         $   11.98
 1998               (.21)         (.12)        (.33)             12.62
 1997 (d)           (.04)           --         (.04)             10.16
-----          ---------     ---------     --------         ----------
 U.S. Small-Cap Value Trust -- Primary Shares
 1999 (e)      $      --     $      --     $     --         $     7.81


34
   Legg Mason Equity Funds

                                                     Ratios/Supplemental Data
               ------------------------------------------------------------------------------------------------------
                                                          Net Investment
                                        Expenses             Income
 For the                              to Average           to Average            Portfolio            Net Assets,
 Years Ended     Total Return         Net Assets           Net Assets           Turnover Rate        End of Year
 Mar. 31,            (%)                  (%)                 (%)                   (%)              (thousands -- $)
-------------- -------------        --------------       -------------           ---------         ----------------
 Value Trust -- Primary Shares
 1999                 49.93                  1.69                (.4)                19.3            10,097,527
 1998                 55.34                  1.73                (.1)                12.9            4,810,409
 1997                 33.59                  1.77                 .4                 10.5            2,236,400
 1996                 42.09                  1.82                 .8                 19.6            1,450,774
 1995                  9.77                  1.81                 .5                 20.1              986,325
-----          ------------         -------------        -----------             --------          ------------
 Special Investment Trust -- Primary Shares
 1999                 16.85                  1.84               (1.0)                47.8            1,850,289
 1998                 42.88                  1.86               (1.1)                29.8            1,555,336
 1997                 11.58                  1.92                (.9)                29.2              947,684
 1996                 28.47                  1.96                 --                 35.6              792,240
 1995                (6.37)                  1.93                (.2)                27.5              612,093
-----          ------------         -------------        -----------             --------          ------------
 Total Return Trust -- Primary Shares
 1999                (8.13)                  1.87                1.7                 44.2              565,317
 1998                 42.44                  1.88                2.1                 20.6              700,535
 1997                 24.33                  1.93                2.6                 38.4              380,458
 1996                 33.23                  1.95                3.2                 34.7              267,010
 1995                  1.09                  1.93                2.5                 61.9              194,767
-----          ------------         -------------        -----------             --------          ------------
 American Leading Companies Trust -- Primary Shares
 1999                 19.52                  1.93               (.37)                47.6              288,957
 1998                 35.18                1.95(a)              (.28)(a)             51.4              200,326
 1997                 24.73                1.95(a)               .05(a)              55.7              104,812
 1996                 21.24                1.95(a)               .69(a)              43.4               76,100
 1995                  6.24                1.95(a)              1.21(a)              30.5               59,985
-----          ------------         -------------        -----------             --------          ------------
 Balanced Trust -- Primary Shares
 1999                (2.69)                1.85(b)              1.96(b)              50.0               55,900
 1998                 27.80                1.85(b)              2.08(b)              34.5               47,761
 1997 (d)             2.02(f)            1.85(b,g)              2.52(b,g)            5.1(g)             17,948
-----          ------------         -------------        -----------             --------          ------------
 U.S. Small-Cap Value Trust -- Primary Shares
 1999 (e)           (21.90)(f)           2.00(c,g)              (.44)(c,g)          29.5(g)             58,365

                             Legg Mason Equity Funds

(a) Net of fees waived in excess of a voluntary expense limitation of 1.95% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the years ended March 31, 1995, 1996, 1997 and 1998 would have been 2.12%, 2.20%, 2.06%, and 1.99%, respectively.

(b) Net of fees waived in excess of a voluntary expense limitation of 1.85% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period October 1, 1996 to March 31, 1997, and for the years ended March 31, 1998 and 1999 would have been 3.03%, 2.14% and 1.90%, respectively.

(c) Net of fees waived in excess of a voluntary expense limitation of 2.00% of average daily net assets. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the period June 15, 1998 to March 31, 1999 would have been 2.38%.

(d) For the period October 1, 1996 (commencement of operations) to March 31,
    1997.

(e) For the period June 15, 1998 (commencement of operations) to March 31, 1999.

(f) Not annualized

(g) Annualized


                             Legg Mason Equity Funds

         Legg Mason Equity Funds
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         The following additional information about each fund is available upon request and without charge:


         Statement of Additional Information (SAI) - the SAI is filed with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is considered part of) this prospectus. The SAI provides additional details about each fund and its policies.


         Annual and Semiannual Reports - additional information about each fund's investments is available in the funds' annual and semiannual reports to shareholders. These reports provide detailed information about each fund's portfolio holdings and operating results.

            To request the SAI or any reports to shareholders, or to obtain more information:
               - call toll-free 1-800-822-5544
               - visit us on the Internet via http://www.leggmason.com
               - write to us at:  Legg Mason Wood Walker, Incorporated
                                  100 Light Street, P.O. Box 1476
                                  Baltimore, Maryland 21203-1476


         Information about each fund, including the SAI, can be reviewed and copied at the SEC's public reference room in Washington, DC (phone 1-800-SEC-0330). Reports and other information about each fund are available on the SEC's Internet site at http://www.sec.gov. Investors may also write to: SEC, Public Reference Section, Washington, DC 20549-6009. The SEC charges a fee for making copies.


  LMF-001SEC file numbers: 811-3380; 811-4308; 811-4451; 811-7692